                           Strong Discovery Fund II

                                  EXHIBIT 16
                                  ----------

                          SCHEDULE OF COMPUTATION OF
                            PERFORMANCE QUOTATIONS


I.     AVERAGE ANNUAL TOTAL RETURN

       A.     Formula
              -------
                     n                       n ____
              P (1+T) =ERV      or      T = \ /ERV/P - 1

Where:        P =   a hypothetical initial payment of $10,000


              T =   average annual total return


              n =   number of years

            ERV = ending redeemable value of a hypothetical $10,000 payment made at the beginning of the stated periods at the stated periods.

       B.     Calculation
              -----------
                   n ____
              T = \ /ERV/P - 1

              1.    One-year period 12-31-95 through 12-31-96
                             1 _____________
                    0.81% = \ /10,081/10,000 - 1

              2.    Since inception 05-08-92 through 12-31-96
                              4.648 _____________
                    12.29% = \     /17,138/10,000 - 1


III.   TOTAL RETURN

       A.     Formula
              -------

              EV-IV
              -----
               IV         =      TR

Where:        EV =  Value at the end of the period, including reinvestment of all dividends and capital gains distributions

              IV = Initial value of a hypothetical investment at the net asset value

              TR =  Total Return


              Calculation
              -----------

               EV-IV
              -----
               IV         =      TR


              One-year period ended December 31, 1996

                     10,081-10,000
                     -------------
                        10,000          =       0.81%

                           Strong Advantage Fund II

                                  EXHIBIT 16
                                  ----------

                          SCHEDULE OF COMPUTATION OF
                            PERFORMANCE QUOTATIONS



I.     CURRENT ANNUALIZED YIELD:  30 days ended December 31, 1996

       A.     Formula
              -------

                           a-b     6
              YIELD = 2[(------ +1) -1]
                           cd


              Where:    a =   dividends and interest earned during the period.
                        b =   expenses accrued for the period (net of
                              reimbursements).
                        c =   the average daily number of shares outstanding
                              during the period.
                        d =   the maximum offering price per share on the last
                              day of the period.


       B.     Calculation
              -----------
                           7,151.02 - 2,613.49    6
              YIELD = 2[(--------------------- +1) -1]
                           67,875.416 x 10.03

              YIELD = 1.70%

II.      AVERAGE ANNUAL TOTAL RETURN

         A.      Formula
                 -------
                         n                          n ____
                 P(1 + T) = ERV       or       T = \ /ERV/P - 1

Where:           P =   a hypothetical initial payment of $10,000

                 T =   average annual total return

                 n =   number of years

               ERV = ending redeemable value of a hypothetical $10,000 payment made at the beginning of the stated periods at the end of the stated periods.



         B.      Calculation
                 -----------
                      n ____
                 T = \ /ERV/P - 1

                 1.    One-year period 12-31-95 through 12-31-96
                                1 _____________
                       4.92% = \ /10,492/10,000 - 1

                 2.    Since inception 11-30-95 through 12-31-96
                                1.083 _____________
                       5.24% = \     /10,572/10,000 - 1


III.     TOTAL RETURN

         A.      Formula
                 -------

                 EV-IV
                 -----
                  IV   =    TR


Where:           EV =  Value at the end of the period, including reinvestment of all dividends and capital gains distributions

                 IV = Initial value of a hypothetical investment at the net asset value

                 TR =  Total Return


         B.      Calculation
                 -----------

                 EV-IV
                 -----
                  IV   =    TR

                 One-year period ended December 31, 1996

                        10,492 - 10,000
                        ---------------
                            10,000         =       4.92%

                     Strong Asset Allocation Fund II

                                   EXHIBIT 16
                                   ----------

                           SCHEDULE OF COMPUTATION OF
                             PERFORMANCE QUOTATIONS



I.      AVERAGE ANNUAL TOTAL RETURN

        A.      Formula
                -------                        _____
                         n                   n
                P (1 + T) =ERV    or      T=\ /ERV/P - 1

WHERE:          P=      a hypothetical initial payment of $10,000

                T=      average annual total return

                n=      number of years

              ERV= ending redeemable value of a hypothetical $10,000 payment made at the beginning of the stated periods at the end of the stated periods.

        B.      Calculation
                -----------
                     _____
                   n
                T=\ /ERV/P - 1

                1.      One-year period 12-31-95 through 12-31-96
                                    _____________
                                  1
                        12.94% = \ /11,294/10,000 - 1

                2.      Since inception 11-30-95 through 12-31-96
                                        _____________
                                  1.083
                        12.09% = \     /11,316/10,000 - 1

III.    TOTAL RETURN

        A.      Formula

                EV-IV
                -----
                 IV     =       TR

Where:          EV =    Value at the end of the period, including reinvestment
                        of all dividends and capital gains distributions

                IV = Initial value of a hypothetical investment at the net asset value

                TR =    Total Return

        B.      Calculation
                -----------

                EV-IV
                -----
                 IV     =       TR

                One-year period ended December 31, 1996

                        11,294-10,000
                        -------------
                           10,000               =       12.94%

                    Strong International Stock Fund II

                                   EXHIBIT 16

                           SCHEDULE OF COMPUTATION OF
                             PERFORMANCE QUOTATIONS

I.      AVERAGE ANNUAL TOTAL RETURN

        A.      Formula
                                              -----
                P(1+T)(n)=ERV     or      T=\n/ERV/P-1

Where:          P=      a hypothetical initial payment of $10,000

                T=      average annual total return

                n=      number of years

              ERV= ending redeemable value of a hypothetical $10,000 payment made at the beginning of the stated periods at the end of the stated periods.

        B.      Calculation

                    ------
                T=\n/ERV/P-1

                1.      One-year period 12-31-95 through 12-31-96

                                   -------------
                        10.38% =\1/11,038/10,000-1

                2.      Since inception 10-20-95 through 12-31-96

                                       -------------
                        10.97%=\1.20/11,327/10,000-1

III     TOTAL RETURN

        A.      Formula

                EV-IV
                -----
                 IV   = TR

Where:          EV =  Value at the end of the period, including reinvestment of all dividends and capital gains distributions

                IV = Initial value of a hypothetical investment at the net asset value

                TR =  Total Return

        B.      Calculation

                EV-IV
                -----
                 IV   =  TR

                One-year period ended December 31, 1996

                        11,038-10,000
                        -------------
                          10,000       =   10.38%

                     Strong Government Securities Fund II

                                  EXHIBIT 16
                                  ----------

                          SCHEDULE OF COMPUTATION OF
                            PERFORMANCE QUOTATIONS



I.      CURRENT ANNUALIZED YIELD:  30 days ended December 31, 1996

        A.      Formula
                -------

                              a-b      (6)
                YIELD = 2[(-------- +1)   -1]
                              cd


                Where:        a =   dividends and interests earned during the
                                    period.
                              b =   expenses accrued for the period (net of
                                    reimbursements).
                              c =   the average daily number of shares
                                    outstanding during the period.
                              d =   the maximum offering price per share on the
                                    last day of the period.


        B.      Calculation
                -----------

                             1,971.76 - 544.38      (6)
                YIELD = 2[(--------------------- +1)   -1]
                             20,366.132 x 9.61


                YIELD = 2.72%

II.       TOTAL RETURN

          A.      Formula
                  -------

                  EV-IV
                  -----
                   IV      =      TR


Where:            EV =     Value at the end of the period, including
                           reinvestment of all dividends and capital gains distributions

                  IV = Initial value of a hypothetical investment at the net asset value

                  TR =     Total Return


          B.      Calculation
                  -----------

                  EV-IV
                  -----
                   IV      =      TR

                  One-year period ended December 31, 1996

                  9,959 - 10,000
                  --------------
                      10,000       =       -0.41%